UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

          Date of report  (Date of earliest event reported)       April 4, 2005

RENT-WAY, INC.
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(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA
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(State or Other Jurisdiction of Incorporation)

0-22026                                         25-1407782
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(Commission File Number)            (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania 16505
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(Address of Principal Executive Offices) (Zip Code)

(814) 455-5378
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On April 4, 2005, Rent-Way’s board of directors approved the award of 515,500 options to acquire common stock under the 1995 Stock Option Plan. Of such awards, 251,000 were granted to executive officers and directors, as follows: William Short, 60,000; William McDonnell, 25,000; Ronald DeMoss, 25,000; John Lombardi, 17,000; William Morgenstern, 20,000; Robert Fagenson, 20,000; Marc Joseffer, 20,000; Gerald Ryan, 20,000; William Lerner, 20,000; Jacqueline Woods, 12,000; John Higbee, 8,000. These options were awarded under forms of stock option agreements that provide for the immediate vesting of the options on grant, but contain restrictions on transfer of the shares underlying the options. For options granted to employees, including executive officers (other than Mr. Morgenstern), the shares underlying the options may not be transferred except as follows: from and after the third anniversary of the grant date, one-third of such shares may be transferred; from and after the fourth anniversary of the grant date, an additional one-third may be transferred; and from and after the fifth anniversary of the grant date, the remaining one-third may be transferred. For options granted to the directors (including Mr. Morgenstern), the option agreements provide that one-half of the shares underlying the options are without restrictions on transfer, one-fourth may be transferred from and after the first anniversary of the grant date and one-fourth may be transferred from and after the second anniversary of the grant date. All of the options awarded expire five years following the grant date. The forms of stock option agreements under which these options were awarded will be filed as exhibits to Rent-Way’s Form 10-Q for the quarter ended March 31, 2005.

        These option awards were made as a result of the board’s recently completed review of Rent-Way’s compensation policies and practices. These awards are also intended to mitigate the impact of new SFAS 123(R) on Rent-Way, while still maintaining some of the retention benefit associated with options that vest over time. Rent-Way expects that by granting fully vested options prior to July 1, 2005, the effective date of SFAS 123(R), the options will avoid treatment as options subject to income statement expensing over the vesting period under SFAS 123(R).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rent-Way, Inc.

Date: April 4, 2005

By:      /s/ William A. McDonnell
Name:   William A. McDonnell
Title:   Vice President & CFO